UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

X	Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-12

Boulder Growth & Income Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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X	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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Fee paid previously with preliminary materials

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BOULDER GROWTH & INCOME FUND, INC. 1290 BROADWAY, SUITE 1000 DENVER, COLORADO 80203 www.BoulderCEF.COM

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 12, 2021

To the Stockholders of Boulder Growth & Income Fund, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Boulder Growth & Income Fund, Inc. (the “Fund”), a Maryland corporation, will be held in virtual format only by conference call on November 12, 2021, at 10:00 a.m. Mountain Time. Because of continued public health concerns related to COVID-19 and travel advisories across the United States, we are not conducting an in-person Annual Meeting this year.

To participate in the Annual Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m., Eastern Time, on November 8, 2021, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on November 8, 2021. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

1.	To elect two Class III Director of the Fund for a term of three years; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors (the “Board”) of the Fund, including the Fund’s Independent Directors, unanimously recommends that stockholders vote “FOR” the election of the listed nominees as Class III Directors of the Fund.

The Board has fixed the close of business on September 30, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Fund’s Annual Meeting and any postponements or adjournments thereof.

By Order of the Board,

/s/ Brendan Hamill
Brendan Hamill
Vice President and Secretary

October 8, 2021

Your vote is important regardless of how many shares you own. In order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (virtually) if you attend the Annual Meeting and elect to vote in person (virtually). Instructions for the proper execution of proxies are set forth on the inside cover.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp. (2) ABC Corp.	ABC Corp. (by John Doe, Treasurer) John Doe, Treasurer
(3) ABC Corp., c/o John Doe Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

BOULDER GROWTH & INCOME FUND, INC. 1290 BROADWAY, SUITE 1000 DENVER, COLORADO 80203 www.BoulderCEF.COM

ANNUAL MEETING OF STOCKHOLDERS

November 12, 2021

PROXY STATEMENT

This proxy statement (“Proxy Statement”) for Boulder Growth & Income Fund, Inc. (“BIF” or the “Fund”), a Maryland corporation, is furnished in connection with the solicitation of proxies by and on behalf of the Fund’s Board of Directors (the “Board” with members of the Board being referred to as “Directors”) for use at the Annual Meeting of Stockholders of the Fund to be held on November 12, 2021, at 10:00 a.m. Mountain Time, via virtual format by conference call, and at any adjournments or postponements thereof (the “Annual Meeting”). There is no physical location for the Annual Meeting.

The Board has fixed the close of business on September 30, 2021, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. This Proxy Statement, the accompanying Notice of Annual Meeting and the Proxy Card are first being mailed to registered stockholders on or about October 8, 2021.

If the enclosed proxy is properly executed and returned by November 12, 2021, in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” the proposals set forth in this Proxy Statement, and in the discretion of the proxy holders, on any other matters that may properly come before the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) giving written notice to the Fund’s Secretary at info@bouldercef.com, (ii) by signing and submitting another proxy of a later date than the originally submitted proxy, or (iii) by personally voting at the Annual Meeting to be held at the time and place set forth in this Proxy Statement.

As of the Record Date, the Fund had 97,849,022.2850 shares of common stock issued and outstanding. Each share of common stock is entitled to cast one vote, with no cumulative voting rights.

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2021

The Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy card are available at https://www.proxy-direct.com/bld-32380. The Fund’s Annual Report to Stockholders for the year ended November 30, 2020 is available at www.bouldercef.com.

The Fund’s Annual Report to Stockholders for the year ended November 30, 2020 and its Semi-Annual Report to Stockholders for the period ended May 31, 2021 have been mailed to stockholders. The Fund will furnish, without charge, a copy of its most recent Annual Report and its most recent Semi-Annual Report succeeding the Annual Report to any stockholder who requests it by contacting the Fund at info@bouldercef.com, or by calling toll-free (866) 228-4853. These reports are also available on the Fund’s website at: www.bouldercef.com. The Annual and Semi-Annual Reports are not to be regarded as proxy solicitation material.

PROPOSAL 1

ELECTION OF class iII DIRECTORS

The Board is divided into three classes (Class I, Class II, and Class III), with each class having a term of three years. Each year the term of one class expires and the successor(s) elected to such class will serve until the Fund’s annual meeting of stockholders in the third year following their election or until their successors are duly elected and qualified.

Mr. Richard I. Barr’s and Steven K. Norgaard’s terms as Class III Directors expire at this Annual Meeting. Based on the recommendations made by the Fund’s Nominating Committee at its meeting held on August 5, 2021, the Board, including the Independent Directors, has nominated Mr. Barr and Mr. Norgaard to stand for election at the Annual Meeting as Class III Directors to serve a three-year term until the Fund’s 2024 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified.

Mr. Barr and Mr. Norgaard (the “Director Nominees”) have consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected at the Annual Meeting for the term as indicated above. The Board knows of no reason why the Director Nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board may recommend.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

Information about Directors and Director Nominees. Information concerning the Directors and Director Nominees is set forth in the following table.

Independent Directors(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director
Dr. Dean L. Jacobson Birth Year: 1939	Class I Director	Term expires 2022; Director since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	1	None
Richard I. Barr Birth Year: 1937	Lead Independent Director and Class III Director	If elected term expires 2024; Director since 2002 (Lead Independent Director since 2013).	Retired (since 2001); Various executive positions (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage) and CBS Marketing (1963-1996).	1	None

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex (5) Overseen by Director	Other Directorships Held by Director
Steven K. Norgaard Birth Year: 1964	Class III Director	If elected term expires 2024; Director since 2011.	Attorney (since 1990), Steven K. Norgaard, P.C. (law firm).	1	The Frontier Funds (six portfolios) (since 2013); Attorneys’ Title Guaranty Fund, Inc. (since 2011); ATG Trust Company (since 2013),

Interested Directors (1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex (5) Overseen by Director	Other Directorships Held by Director
Joel W. Looney(3) Birth Year: 1961	Chairman and Class II Director Nominee; President of the Fund	Term expires 2023; Director since 2002; Chairman since 2003; President since 2018.

President (since June 2017) and Asst. Investment Officer (since 2013), Rocky Mountain Advisers, LLC (“RMA”); Manager (since June 2017), Fund Administrative Services, LLC (“FAS”); President (since 2018), Horejsi Charitable Foundation, Inc.; Assistant Investment Officer (2013-2015), Boulder Investment Advisers, L.L.C. (“BIA”); Partner (1999 to 2013), Financial Management

Group, LLC (investment adviser); Registered Representative (2007 to 2013), VSR Financial Services, Inc. (broker-dealer).

				1(5)	Elevation ETF Trust (2017-2018)(6)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex (5) Overseen by Director	Other Directorships Held by Director
Nicole Murphey Birth Year: 1977	Class I Director	Term expires 2022; Chief Financial Officer (2011-2018); Chief Accounting Officer (2011-2018); Treasurer (2011-2018); Vice President (2008-2018); Assistant Secretary (2003-2018).	Chief Compliance Officer (since 2016), RMA; Founder and Managing Director (since 2018), Whistlepig Compliance Solutions, LLC; Chief Compliance Officer (since 2019), BSW Wealth Partners, Inc. and R3 Returns, LLC; Vice President, and Treasurer of RMA (2011-2018) and Assistant Manager of FAS (2011-2018).	1	None

(1)	Directors and Director Nominees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Directors.” Directors and Director Nominees who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”
(2)	Unless otherwise specified, the Directors’ and Director Nominees’ respective addresses are 1290 Broadway, Suite 1000 Denver, CO 80203.
(3)	Mr. Looney is considered an “interested person” by virtue of being the President and an Assistant Investment Officer of RMA and an employee of FAS, an affiliate of RMA.
(4)	The term “Fund Complex” means two or more registered investment companies that:
▪	hold themselves out to investors as related companies for purposes of investment and investor services; or
▪	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(5)	From 2017 until 2018, Mr. Looney served as a trustee to the Elevation ETF Trust, and during that period, AAI served as an adviser to the Trust. Prior to the date that AAI became the adviser to the Fund, the Elevation ETF Trust ceased operations. Accordingly, the Fund Complex for Mr. Looney includes only the Fund.

Director and Director Nominee Qualifications. The Board believes that each of the Directors and the Director Nominees have the qualifications, experience, attributes and skills appropriate to their continued service as Directors of the Fund in light of its business and structure. The Directors and Director Nominees have substantial business and professional backgrounds and/or board experience that indicate their ability to critically review, evaluate and respond appropriately to information provided to them. Certain of these business and professional experiences are set forth in detail in the narratives below. In addition, each Director has served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of investment companies generally and the Fund in particular. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

Set forth below is a brief discussion of the particular qualifications, experience, attributes or skills that led the Board to conclude that each person identified below should serve as a Director. The information provided below, and in the chart above, is not all-inclusive. Many of the Directors’ and Director Nominees’ attributes involve intangible elements, such as intelligence, work and investment ethic, diversity in terms of background or experiences, an appreciation of and commitment to the long-term investment approach of the Fund, and the ability to work together collaboratively, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions. In conducting its annual self-assessment, the Board has determined that the Directors and Director Nominees have the appropriate qualifications, experience, attributes and skills to continue to serve effectively as Directors of the Fund.

Director Nominees

Richard I. Barr, Director and Lead Independent Director. Mr. Barr joined the Fund’s Board in 2002 and has been the Board’s Lead Independent Director since 2013. Mr. Barr also served on the boards of Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI”) until these funds ceased operations as investment companies after the reorganization of these funds into the Fund in March 2015 (the “Reorganization”) and as their Lead Independent Director and as Chairman of the BTF Board (2003 to 2013). Mr. Barr served as president and director of Advantage Sales and Marketing (1996 to 2001), president and CEO of CBS Marketing (1963 to 1996), member of the board of directors (and National Chairman) for the Association of Sales and Marketing Companies (formerly the National Food Brokers Association), president of the Arizona Food Brokers Association, and advisory board member for various food manufacturers, including H.J. Heinz, ConAgra, Kraft Foods, and M&M Mars. In addition to these professional positions and experience, Mr. Barr has served in a number of leadership roles with various charitable or other non-profit organizations, including as member of the board of directors of Valley Big Brothers/Big Sisters, member of the board of advisers for University of Kansas Business School, and member of the board of directors for St. Mary’s Food Bank. Mr. Barr holds a B.S. from the University of Kansas.

Based upon the foregoing, the Board selected Mr. Barr to serve as a Director of the Fund because of his diverse business background, his management and executive experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund.

Steven K. Norgaard, Director. Mr. Norgaard joined the Fund’s Board in 2011. Mr. Norgaard also served on the boards of BTF, DNY and FOFI until these funds ceased operations as investment companies after the Reorganization. Mr. Norgaard is currently an attorney with the law firm Steven K. Norgaard, P.C. (since 1994), where he represents a broad range of individual and corporate clients in transactional, taxation and investment related matters. Prior to starting his own law firm, Mr. Norgaard practiced at McDermott, Will & Emery’s Chicago office in the transactional and taxation departments (1990 to 1994). He has served on a number of boards and is currently a director of The Frontier Funds (since 2013), a series of institutional open-end mutual funds, ATG Trust Company (since 2013), an independent trust company, and Attorneys’ Title Guaranty Fund, Inc. (since 2011), a title insurance company. Mr. Norgaard is currently a member of the American Bar Association and Illinois State Bar Association. He holds a B.S. from University of Illinois, Urbana-Champaign and a J.D. from the University of Chicago Law School. In 1987, he passed the Illinois CPA exam.

Based upon the foregoing, the Board selected Mr. Norgaard to serve as a Director of the Fund because of his experience advising a diverse range of business enterprises, financial experience, analytical skills, his critical thinking skills and legal acumen. In addition, Mr. Norgaard’s experience as a member of the audit committee of a family of open-end mutual funds and an independent trust company qualifies him to serve as a Director and, in particular, as chairman of the Fund’s Audit Committee and as a “financial expert” (as defined under the SEC's Regulation S-K, Item 407(d)).

Other Directors

Joel W. Looney, Director Nominee, President and Chairman of the Board. Mr. Looney joined the Fund’s Board in 2002 and serves as the Fund’s President (since February 2018). Mr. Looney also served on the boards of BTF, DNY and FOFI until these funds ceased operations as investment companies after the Reorganization. Since 2013, Mr. Looney has served as a portfolio manager for the Fund and as an assistant investment officer and portfolio manager for RMA. In this capacity Mr. Looney is jointly responsible for the day-to-day portfolio management of the Fund. He also manages a number of private client accounts. In June 2017, Mr. Looney succeeded Mr. Stephen C. Miller as the President of RMA and Manager of FAS. Mr. Looney also served as a portfolio manager of BTF, DNY and FOFI (2013 to March 2015). Mr. Looney sits on the board of directors of Peak Trust Company-AK (formerly Alaska Trust Company) (since 2013), Peak Trust Company-NV (since 2016), and formerly was a trustee of the Elevation ETF Trust (2017-2018). Prior to joining RMA in 2013, Mr. Looney was a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas, a broker-dealer (2007 to 2013). From 1999 to 2013, he was a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, Kansas (“FMG”). Prior to his position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 to 1999) and also served as vice president and CFO for St. John’s Military School in Salina, Kansas (1986 to 1995). From the late 1980s until January 2001, Mr. Looney served as one of three trustees of the Mildred B. Horejsi Trust, one of the Horejsi Affiliates (as defined below). Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University. Mr. Looney is a CFP charterholder and also holds Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications.

Based upon the foregoing, the Board selected Mr. Looney to serve as a Director of the Fund because of his financial, accounting and investment knowledge and experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues.

Dr. Dean L. Jacobson, Director. Dr. Jacobson joined the Fund’s Board in 2006. Dr. Jacobson also served on the boards of BTF, DNY and FOFI until these funds ceased operations as investment companies after the Reorganization. Since 1985, Dr. Jacobson has been president and CEO of Forensic Engineering, Inc., a consulting engineering firm providing scientific and technical expertise in a number of areas where discovery related to property damage and/or personal injury is necessary (e.g., accident reconstruction, failure and design analysis of products, animation and simulation of fires, explosions and mechanical system functions). He serves as secretary for and sits on the board of directors of Southwest Mobile Storage Inc. (1995 to Present) as well as that of Arizona State University Sun Angel Foundation (past chairman) (1995 to Present). Dr. Jacobson previously sat on the board of directors of Arizona State University Foundation (1999 to 2009). He is a Professor Emeritus at Arizona State University (“ASU”) and held a number of faculty and advisory positions at ASU between 1971 and 1997, including director of the Science and Engineering of Materials Ph.D. program and tenured professor of Engineering, and he has also served as a professor and/or research assistant at the University of California at Los Angeles (“UCLA”) (1964 to 1969) and the University of Notre Dame (“Notre Dame”) (1957 to 1963). Dr. Jacobson is a renowned expert in business engineering processes and has published over 130 scholarly and peer-reviewed research articles in numerous academic, research and business journals and publications. He holds three patents and a number of professional and business designations. He holds a B.S. and an M.S. from Notre Dame, and a Ph.D. from UCLA.

Based upon the foregoing, the Board selected Dr. Jacobson to serve as a Director of the Fund because of his academic qualifications, his critical thinking skills, analytical skills, executive and business experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund.

Nicole Murphey, Director. Ms. Murphey joined the Fund’s Board in 2021. Ms. Murphey previously served as the Fund’s Chief Financial Officer (2011-2018), Chief Accounting Officer (2011-2018), Treasurer (2011-2018), Vice President (2008-2018) and Assistant Secretary (2003-2018). Since November 2016, Ms. Murphey has served as Chief Compliance Officer for RMA. She also served as Chief Compliance Officer of SIA from 2016 until its dissolution in 2018. Prior to BTF, DNY and FOFI ceasing operations as investment companies after the Reorganization, Ms. Murphey served BTF, DNY and FOFI as their Chief Financial Officer (2011-2015), Chief Accounting Officer (2011-2015), Treasurer (2011-2015), Vice President (2008-2015) and Assistant Secretary (for BTF and FOFI 2003-2015, for DNY 2007-2015). She was also Vice President, and Treasurer of RMA (2011-2018) and Assistant Manager of FAS (2011-2018). Prior to its dissolution, Ms. Murphey served as Vice President and Treasurer of BIA (2011-2015). In 2018, Ms. Murphey founded Whistlepig Compliance Solutions, LLC, a firm providing a broad range of outsourced compliance and operational support to registered investment advisers, including Chief Compliance Officer services. Ms. Murphey serves as Chief Compliance Officer for BSW Wealth Partners, Inc., a Public Benefit Corporation and R3 Returns, LLC, a wholly owned subsidiary of BSW Wealth Partners, Inc., since 2019. Ms. Murphey holds a B.A. magna cum laude from the University of Colorado.

Based upon the foregoing, the Board selected Ms. Murphey to serve as a Director of the Fund because of her deep-rooted compliance and operational knowledge and experience in the financial services industry and because of her substantial closed-end investment company experience, during which she has dealt skillfully with a broad range of complex issues with respect to the Fund, among other funds.

CORPORATE GOVERNANCE INFORMATION

Role of the Board. The Board provides oversight of the management and operations of the Fund. The day-to-day management and operation of the Fund is the responsibility of its various service providers, such as ALPS Advisors, Inc. (the “Adviser” or “AAI”) and RMA (the “Sub-Adviser” or “RMA”) (together, the “Advisers”) and their portfolio managers, as well as the Fund’s administrator, custodian and transfer agent. The Board has elected various senior individuals employed by certain of these service providers as officers of the Fund, with the responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board is provided regular reports from the various officers and service providers regarding the Fund’s operations. For example, the treasurer provides reports as to financial reporting matters and the portfolio managers provide reports on the performance of the Fund’s portfolio. The Board has appointed a chief compliance officer (“CCO”) for the Fund who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which typically are held quarterly, in-person, and involve the Board’s review of recent Fund operations. In addition to quarterly in-person meetings, telephonic Board meetings are held regularly, as necessary to ensure appropriate oversight of the Fund. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund.

Board Leadership Structure. The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. The Board has established three standing committees: An Audit Committee, a Nominating Committee, and a Qualified Legal Compliance Committee (collectively, the “Committees”). The Board does not have a Compensation Committee. Sixty percent of the members of the Board are Independent Directors, and each Committee is comprised entirely of Independent Directors. The Board has determined that the Committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that the Committees and leadership structure facilitate the orderly and efficient flow of information to the Independent Directors of the Fund from management, including the Advisers. Where deemed appropriate, from time to time, the Board may constitute ad hoc committees.

The Chairman of the Board is the same individual who serves as the Principal Executive Officer of the Fund. The Chairman is an Interested Director as he is the President of the Sub-Adviser. The Board has considered that the Chairman’s position with RMA can provide valuable input based on his experience in the types of securities in which the Fund invests. The Board has also determined that the structure, function and composition of its Committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Director.

The Board has a Lead Independent Director who acts as the primary liaison between the Independent Directors and management (the “Lead Independent Director”). The Lead Independent Director plays an important role in setting the Board meeting agendas and may help identify matters of special interest to be addressed by management with the Board. The Independent Directors have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board reviews its structure annually. The Board has determined that the structure of the Lead Independent Director and the function and composition of the Committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight and Management. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board exercises oversight of the risk management process through the Audit Committee. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

As part of its oversight function, the Board receives various reports relating to risk management. The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk and legal, compliance and regulatory risks. Under the Board’s overarching supervision, the Fund and management, the Adviser, the Sub-Adviser, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed by different service providers with respect to different types of risks. Various personnel, including the Fund’s CCO, as well as various other personnel of the Adviser and Sub-Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Board and appropriate Committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. For example, the full Board of the Fund regularly receives reports from the Adviser and the Sub-Adviser and their portfolio managers as to investment risks. Also, because cybersecurity risk is at the forefront of the ever-changing risk landscape facing registered investment companies, on a periodic basis, the Board requests and receives reports from Fund management and the Fund’s primary service providers regarding cybersecurity risk management, the potential for cybersecurity attacks that might impact the Fund and the measures Fund management and Fund service providers take to mitigate such risk.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations and the function of the Board with respect to risk management is one of oversight and not one of active involvement in, or coordination of, day-to-day risk management activities for the Fund.

Audit Committee. The purpose of the Board’s audit committee (the “Audit Committee”) is to assist the Board in its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence and the performance of the Fund’s independent accountants. The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board has adopted a charter for the Audit Committee that is available on the Fund’s website at www.bouldercef.com.

The Audit Committee is composed entirely of the Fund’s Independent Directors, consisting of Dr. Jacobson and Messrs. Barr and Norgaard. The Board has determined that Mr. Norgaard qualifies as an “audit committee financial expert,” as defined under SEC Regulation S-K, Item 407(d). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act, and the Fund’s independent publicly registered accounting firm is required to comply with the rules and regulations promulgated under the Sarbanes-Oxley Act and by the Public Company Accounting Oversight Board. The members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Members of the Audit Committee are independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met four times during the fiscal year ended November 30, 2020.

Report of Audit Committee. In performing its oversight function, at a meeting held on January 21, 2021, the Audit Committee reviewed and discussed with management of the Fund and its independent accountant, Cohen & Company, Ltd (“Cohen”), the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2020, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2020.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Richard I. Barr

Dean L. Jacobson

Steven K. Norgaard

-August 5, 2021

Qualified Legal Compliance Committee. The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (typically referred to as the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC did not independently meet outside of the Audit Committee meetings in the year ended November 30, 2020.

Nominating Committee. The purpose of the Board’s nominating committee (the “Nominating Committee”) is to identify and recommend to the Board those individuals that are qualified to become Board members. It also makes recommendations to the Board regarding the size and composition of the Board. The Nominating Committee is composed of the Independent Directors, consisting of Dr. Jacobson and Messrs. Barr and Norgaard. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met once during the fiscal year ended November 30, 2020. The Board has adopted a charter for its Nominating Committee that is available on the Fund’s website at www.bouldercef.com.

The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee does not have established specific minimum qualifications that must be met by a candidate to be considered for nomination as a director. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, as a matter of practice, the Nominating Committee typically considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Nominating Committee also takes into account the personal background of current and prospective Board members of the Fund in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Directors of the Fund have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation assist the Nominating Committee in its decision-making process.

The Nominating Committee will consider director candidates recommended by stockholders of the Fund (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Stockholder Proposals” below). In reviewing such stockholder director-nominees, the Nominating Committee may generally rely on the provisions set forth in the charter of the Nominating Committee and other information as deemed necessary to adjudge the appropriateness and character of such director-nominee(s).

Ownership of Securities of the Fund by Directors and Director Nominee. The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director and Director Nominee of the Fund as of the Record Date.

Name of Director or Director Nominee	Dollar Range of Equity Securities in the Fund
Independent Directors
Richard I. Barr	Over $100,000
Dean L. Jacobson	Over $100,000
Steven K. Norgaard	$50,000 to $100,000
Interested Directors
Joel W. Looney	Over $100,000
Nicole Murphey	$10,000 to $50,000

None of the Independent Directors, or their immediate family members, owned beneficially or of record any securities of the Adviser, Sub-Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Sub-Adviser.

Director and Officer Compensation. The following table sets forth certain information regarding the compensation of the Directors. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer; however, Director and officers of the Fund may also be officers or employees of AAI (or an affiliate of AAI) or RMA and may receive compensation from such entities for acting in such capacities. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. In addition to the amounts stated below, Independent Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

Name of Person and Position with the Fund	Aggregate Compensation from Fund Paid to Directors
Joel W. Looney, Director	$0
Richard I. Barr, Director Nominee	$87,500
Dr. Dean L. Jacobson, Director Nominee	$75,000
Steven K. Norgaard, Director Nominee	$84,000
Nicole Murphey, Director	$0

Each Director of the Fund who is not a director, officer or employee of the Adviser, Sub-Adviser or an affiliate of the Adviser or Sub-Adviser, receives a fee of $10,000 per quarter plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The chairman of the Audit Committee receives an additional $3,000 per meeting and the Lead Independent Director receives an additional $3,125 for each regular quarterly meeting. The Board held seven (7) meetings, six (6) of which were held virtually by video conference during the fiscal year ended November 30, 2020. For purposes of determining Director remuneration, each virtual meeting held by video conference was treated as an in-person meeting. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of the Fund and any committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2020 amounted to $246,500.

Board Attendance at Stockholders’ Meetings. The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders. Mr. Looney attended the November 13, 2020 Annual Meeting of Stockholders.

Communications with the Board. Stockholders of the Fund who wish to send communications to the Board of the Fund should send them to the address of the Fund, to the attention of the Board. All such communications will be directed to the Board’s attention.

Officers. Information on each of the Fund’s executive officers is provided below. Except for Mr. Hamill, each officer was elected or re-elected to office by the Board at a meeting held on February 4, 2021. Unless otherwise specified, the officers’ respective addresses are: 1290 Broadway, Suite 1000, Denver, CO 80203.

Name and Age	Officer Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joel Looney Birth year: 1961	President	President since 2018	See information provided previously under the section titled “Director and Director Nominees Qualifications.”
Brendan Hamill(2) Birth year: 1986	Vice President and Secretary	Since 2021	Mr. Hamill has served as Principal Legal Counsel at ALPS Fund Services, Inc. since August 2021. From December 2018 to August 2021, he served as an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm). From August 2015 to December 2018, he served as an attorney at Vedder Price P.C. (law firm).
Kathryn Burns Birth year: 1976	Treasurer	Since 2018	Ms. Burns has served as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 to 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 to 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS ETF Trust and serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Theodore Uhl Birth year: 1974	Chief Compliance Officer	Since 2015	Mr. Uhl has served as Deputy Compliance Officer of ALPS Fund Services, Inc. since 2010. He was Senior Risk Manager of ALPS from 2006 until June 2010. Prior to ALPS, he served as Sr. Analyst with Enenbach and Associates (RIA), and Sr. Financial Analyst at Sprint. He also serves as Chief Compliance Officer for the XAI Octagon Floating Rate & Alternative Income Term Trust (since 2017), Reaves Utility Income Fund (since 2016), Financial Investors Trust (since 2010), Reality Shares Trust (since 2015), and the Centre Funds (since 2011).
Ryan Johanson Birth Year: 1982	Assistant Treasurer	Since 2018	Mr. Johanson has served as Fund Controller for ALPS since July 2016, and previously served in other roles at ALPS including as a Financial Reporting Manager from 2014 to 2016; a Financial Reporting Supervisor, 2012 to 2014. Prior to joining ALPS, he was a Consultant for PricewaterhouseCoopers, LLP (Audit Senior) from 2011 –2012, and Audit Supervisor at The Siegfried Group from 2010-2011, and as an auditor from 2006-2009 at Spicer Jeffries LLP.
(1)	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.
(2)	Mr. Hamill who was elected by unanimous written consent of the Board on September 10, 2021.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 6, 2020, the Fund’s Board of Directors approved Cohen & Company Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending November 30, 2021.

During the Fund’s fiscal years ended November 30, 2019 and November 30, 2020, there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Cohen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, nor were there any “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Cohen is not expected to have a representative be present at the Annual Meeting. Set forth below are the aggregate fees billed to the Fund for professional services received from Cohen for the Fund’s fiscal years ended November 30, 2019 and November 30, 2020.

Fiscal Year Ended	Audit Fees	Audit Related Fees	Tax Fees*	All Other Fees
11/30/2019	$39,500	$0	$7,500	$0
11/30/2020	$39,500	$0	$7,500	$0

*	“Tax Fees” are those fees billed to the Fund by Cohen in connection with tax consulting services, including primarily the review of the Fund’s income tax returns, excise tax returns, December dividend calculations and Maryland property tax returns.

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund. Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Also, the Audit Committee shall pre-approve the auditor’s engagements for non-audit services with the Fund’s Advisers and any service providers controlling, controlled by or under common control with an Adviser that provides ongoing services to the Fund (the “Fund Affiliates”) in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (without regard to this exception).

Additionally, the auditor may not perform contemporaneously any of the following non-audit services for the Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

All of the audit, audit-related and tax services fees described above for which Cohen billed the Fund were pre-approved by the Audit Committee. Pre-approval has not been waived by the Audit Committee with respect to such services. Cohen has informed the Fund that it does not have a direct or indirect financial interest in the Fund. For the Fund’s fiscal years ended November 30, 2020 and November 30, 2019, Cohen did not provide any non-audit services or bill any fees for such services to RMA or AAI (or any entity controlling, controlled by, or under common control with RMA or AAI).

INFORMATION ABOUT THE PROXY AND ANNUAL MEETING

Quorum. A quorum of the Fund’s stockholders is required for the conduct of business at the Annual Meeting. A quorum is constituted by the presence in person (virtually) or by proxy of the stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class). Each of the outstanding shares of the Fund is entitled to cast one vote, with no cumulative voting rights. In the event that a quorum is not present at the Annual Meeting, the Chairman or the stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days after the Record Date without notice other than an announcement at the meeting. With respect to the Fund, in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Annual Meeting with respect to such to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Annual Meeting. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Annual Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

Vote Required. The election of each Director Nominee to the Board requires the affirmative vote of a plurality of all the votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting and entitled to so vote.

Voting; Broker Non-Votes and Abstentions. With regard to the election of Director Nominees, votes may be cast “FOR” each individual nominee, or votes may be “WITHHELD” with respect to each individual nominee. A proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, is a broker “non-vote.” Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum; however, they will not constitute a vote and will be disregarded in calculating the votes cast as to such matter. Thus, abstentions and broker non-votes will have no effect on the voting results in the election of the Director Nominees, as only votes cast “FOR” count toward the required plurality.

Other Matters to Come Before the Annual Meeting. The Fund does not intend to present any other business at the Annual Meeting, nor is the Fund aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Proxy Solicitation. In addition to the solicitation of proxies by mail, Directors and officers of the Fund and officers and regular employees of Computershare Trust Company, NA (“Computershare”), the Fund’s transfer agent, the Adviser, the Sub-Adviser and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, facsimile, personal interviews or through e-mail communications with stockholders who have enrolled in the Fund’s electronic stockholder communications service. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of their shares.

Submission of Stockholder Proposals. Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), wish to present proposals for inclusion in the proxy materials to be distributed by the Fund in connection with its 2022 annual meeting of stockholders, must submit their proposals to the Fund’s Secretary before June 10, 2022.

Apart from the Exchange Act Rule 14a-8 that addresses the inclusion of stockholder proposals in the Fund’s proxy materials, under the Fund’s Bylaws, a stockholder must follow certain procedures in order to nominate persons for election as directors or to propose an item of business at an annual meeting of stockholders. These procedures provide that nominations for director nominees and/or an item of business to be proposed at an annual meeting of stockholders must be submitted in writing to the Secretary of the Fund at info@bouldercef.com. To be timely, a stockholder’s written notice of such nominations or proposals must be received:

•	by 5:00 p.m., Mountain Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting; or

•	by 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting.

Assuming that the Fund’s 2022 annual meeting is held within 30 days of the anniversary of the 2021 annual meeting, the Fund must receive a stockholder’s notice to introduce a nomination or other item of business at the 2022 annual meeting by June 10, 2022.

There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Exchange Act Rule 14a-8. In addition, stockholders wishing to make proposals should refer to the Fund’s Bylaws for proper procedure and notice content. A copy of the Fund’s Bylaws is available upon request, without charge, by writing to the Secretary of the Fund at info@bouldercef.com.

The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials. Additionally, approval of a stockholder proposal by the stockholders may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

Householding. One Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Fund has received contrary instructions from one or more of the stockholders. The Fund will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to any stockholder at a shared address to which a single copy of the document was delivered. Requests to receive a separate copy should be made in writing to the Fund at info@bouldercef.com or by calling (866) 228-4853. Requests to receive separate copies, or single copies in the case of stockholders sharing an address, of the Fund’s future proxy statements, annual reports to security holders or notices of internet availability of proxy materials should also be made in the same manner.

Contact Information. If you have questions or need more information about the Annual Meeting, you may write to the Fund at info@bouldercef.com or call (866) 228-4853.

INFORMATION regarding the fund

Investment Adviser, Sub-Adviser and Administrator. ALPS Advisers, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203 currently serves as the Fund’s investment adviser. Rocky Mountain Advisers, LLC, 2121 E. Crawford Place, Salina, KS 67401 is the Fund’s sub-adviser. ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1000, Denver, CO 80203 currently serves as the Fund’s administrator.

On September 23, 2021, the Fund gave written notice of termination to AAI and ALPS of the investment advisory and administration agreements, respectively, effective November 22, 2021 (“Effective Date”). On that same day, the Board approved agreements appointing Paralel Advisors, LLC (“Paralel”) and Paralel Technologies, LLC (“PRT”) as the Fund’s investment adviser and administrator, respectively, beginning on the Effective Date. RMA is expected to continue in its role as the Fund’s investment sub-advisor pursuant to a new sub-advisory agreement with Paralel. No changes to the Fund’s investment strategy or portfolio management team are expected to occur as a result of these changes. Shareholders of the Fund will be asked to consider the approval of Paralel’s new investment advisory agreement and the new sub-advisory agreement between Paralel and RMA at a special shareholder meeting (“Special Meeting”) expected to be held on a date that occurs after the Annual Meeting, currently anticipated to be in early 2022. More information regarding the Special Meeting, Paralel, PRT, and the new investment advisory and new sub-advisory agreements will be provided in the proxy statement that is being prepared along with the notice of the Special Meeting that will be sent to Fund shareholders. Paralel and RMA are expected to initially serve in their respective advisory and sub-advisory roles under interim agreements until the earlier of the date that shareholder approval of each definitive agreement is obtained or 150 days after the Effective Date.

Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information with respect to the beneficial ownership of the Fund’s common stock as of the Record Date by: (i) each person known to the Fund to beneficially own more than 5% of the outstanding shares of its common stock, (ii) each Director and Director Nominee of the Fund, (iii) each Named Executive Officer of the Fund and (iv) all Directors and executive officers of the Fund as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned(1)
Beneficial Owners of More Than 5%
Susan L. Ciciora Trust(2) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	23,349,382	23.86%
Stewart West Indies Trust(2) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	16,900,168	17.27%
John S. Horejsi Trust(2) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	677,847	0.69%
John X. Ciciora Trust(2) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	967,009	0.99%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned(1)
Jack S. Ciciora Trust(2) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	1,150,096	1.18%
Amanda N. Ciciora Trust(2)	1,150,096	1.18%
c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503
Courtney M. Ciciora Trust(2) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	1,150,096	1.18%
Susan L. Ciciora(3) 2121 E. Crawford Place Salina, KS 67401	39,560	*
Aggregate Shares owned by Horejsi Affiliates(4)	45,384,254	46.38%
Directors, Director Nominees and Named Executive Officers(5)
Richard I. Barr	50,382	*
Dr. Dean L. Jacobson	15,191	*
Joel W. Looney(6)	69,529	*
Steven K. Norgaard	5,809	*
Nicole Murphey	1,022	*
Kathryn Burns(7)	-	-
All Directors and executive officers as a group (8 persons)(8)	170,302	*

*	Less than one percent.
(1)	Based on 97,849,022 shares of common stock outstanding as of the Record Date.
(2)	The sole trustee for each of the above trusts (together, the “Horejsi Trusts”) is Peak Trust Company-AK ("Peak Trust"). Peak Trust may be deemed to control each of the Horejsi Trusts and may be deemed to possess indirect beneficial ownership of the shares held by such trusts. Stewart R. Horejsi is a discretionary beneficiary of the Ernest Horejsi Trust No.1B, Lola Brown Trust No.1B and Mildred Horejsi Trust. He is not a beneficiary under the other Horejsi Trusts. As a result of his advisory role with all the Horejsi Trusts, Mr. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by such trusts. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Horejsi Trusts.
(3)	Susan L. Ciciora is the daughter of Stewart R. Horejsi and a discretionary beneficiary of Ernest Horejsi Trust No.1B and the Lola Brown Trust No.1B.
(4)	The Horejsi Trusts and Ms. Ciciora as well as other persons and entities associated with the Horejsi family are collectively referred to as the “Horejsi Affiliates.”
(5)	The address of each of the Directors, Director Nominees and Named Executive Officers identified is c/o Boulder Growth & Income Fund, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.
(6)	Mr. Looney is the President and Principal Executive Officer of the Fund.
(7)	Ms. Burns is the Principal Financial Officer of the Fund.
(8)	Includes Brendan Hamill, the Fund’s Vice President and Secretary, and Theodore Uhl, the Fund’s Chief Compliance Officer.

With respect to the Fund, as of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially 97,164,997 shares of common stock, which represents 99.301% of the outstanding shares common stock.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act requires the Fund’s Directors and officers, persons affiliated with the Fund’s investment advisers, and persons who own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon the Fund’s review of the copies of such forms it received and written representations from such persons, the Fund believes that all such filing requirements applicable to such persons were complied with during the fiscal year ended November 30, 2020.

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VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING
on November 12
at 10:00 a.m. Mountain Time.
Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

PROXY

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned holder of shares of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Brendan Hamill, Kathryn Burns and Joel W. Looney, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Meeting") to be held on November 12, 2021, at 10:00 A.M., Mountain Time, via virtual format by conference call, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). The undersigned hereby revokes any proxy previously given with respect to the Meeting.

The votes entitled to be cast will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the election of each of the director nominees specified in Proposal 1. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting and at any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BIF_32380_091421

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on November 12, 2021.
The Notice of Annual Meeting, Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/bld-32380

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES SPECIFIED IN PROPOSAL 1. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect two Class III Directors to the Board of Directors to serve until the 2024 Annual Meeting of Stockholders.

   01. Richard I. Barr **02. Steven K. Norgaard**

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

   INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

   ____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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